UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 3, 2006

ETERNAL ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	0-50906	20-0237026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2120 West Littleton Blvd., Suite 300 Littleton, Colorado 80120
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 385-1230

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events
Item 8.01 Other Events.

Eternal Energy Corp., a Nevada corporation (the “Company”) announced today, that its Summer 2006 Newsletter is available on its website, www.eternalenergy.com. The Newsletter discusses the company’s Quad 14 and Quad 41/42 North Sea prospects, the short-term challenges in obtaining drilling rigs for smaller exploration companies, and provides an update regarding the company’s Nevada prospects.

A copy of the Newsletter and the Press Release are attached as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Exhibit
99.1	Summer 2006 Newsletter.
99.2	Press Release dated August 3, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2006	ETERNAL ENERGY CORP.

	By:	/s/ Bradley M. Colby
Bradley M. Colby
President and Chief Executive Officer

Exhibit Index

Exhibit	Description of Exhibit
99.1	Summer 2006 Newsletter.
99.2	Press Release dated August 3, 2006.